UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 28, 2006

                         Selective Insurance Group, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                        0-8641             22-2168890
        ----------                        ------             ----------
(State or other jurisdiction           (Commission        (I.R.S. Employer
     of incorporation)                 File Number)      Identification No.)

        40 Wantage Avenue, Branchville, New Jersey              07890
        ------------------------------------------            ---------
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code        (973) 948-3000

                                       n/a
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

         On April 24, 2006, the Salary and Employee Benefits Committee (the "Committee") of the Board of Directors of Selective Insurance Group, Inc. (the "Company") approved a new Employment Agreement between the Company and Gregory
E. Murphy, the Company's Chairman, President and Chief Executive Officer, dated as of April 26, 2006 (the "Employment Agreement").

         The Employment Agreement replaces eleven-year old employment and termination agreements entered into by the Company, one of its subsidiaries, and Mr. Murphy, as described in Item 1.02. (collectively, the "Prior Agreements"). The Employment Agreement corrects inconsistencies between the Prior Agreements and changes certain terms in those agreements to align them with current practices at peer companies, including decreasing the potential amount of severance in a change of control and increasing the potential amount of severance in a termination not for cause. In developing the Employment Agreement, the Committee worked with and accepted the recommendations of both the Committee's independent compensation consultants and outside counsel.

         The terms of the Employment Agreement with Mr. Murphy are as follows:

----------------------------------------------------------------------------------------------------------------------
Term                          Three (3) years, automatically renewed for additional one (1) year periods unless terminated by either party with written notice.
----------------------------------------------------------------------------------------------------------------------
Compensation                  Base salary not less than $900,000.
----------------------------------------------------------------------------------------------------------------------
Benefits                      Eligible to participate in incentive compensation plan, stock plan, 401(k) plan, defined benefit pension plan and any other stock option, stock appreciation right, stock bonus, pension, group insurance, retirement, profit sharing, medical, disability, accident, life insurance, relocation plan or policy, or any other plan, program, policy or arrangement of the Company intended to benefit the employees of the
                              Company generally.
----------------------------------------------------------------------------------------------------------------------
Vacation and Reimbursements   Vacation time and reimbursements for ordinary travel and entertainment expenses in accordance with the Company's policies.
----------------------------------------------------------------------------------------------------------------------
Perquisites                   Suitable offices, secretarial and other services, and other perquisites to which other executives of the Company are generally entitled.
----------------------------------------------------------------------------------------------------------------------
Severance and                 o     For Cause or Resignation by Executive other than for Good Reason (each term
Benefits on Termination             as defined in the Employment Agreement):  Salary and benefits accrued through
without Change in Control           termination date.
                              o     Death or Disability:  Two (2) times: (i) Executive's salary, plus (ii)
                                    average of three (3) most recent annual cash incentive payments; provided that any such severance payments be reduced by life or disability insurance payments under policies with respect to which Company paid premiums.
                              o     Without Cause by Company, Relocation of Office over Fifty (50) Miles (without
                                    Executive's consent), Resignation for Good Reason by Executive:
                                    o  Two (2) times:  (i) Executive's salary, plus (ii) average of three (3) most recent annual cash incentive payments.
                                    o  Medical, dental, vision, disability and life insurance coverages in effect for Executive and dependents until the earlier of twenty-four (24) months following termination or commencement of equivalent benefits from a new employer.
                              o     Stock Awards:  Except for termination for Cause or resignation by the
                                    Executive other than for Good Reason, immediate vesting and possible extended exercise period for any previously granted stock options, stock appreciation rights, restricted stock and stock bonuses.
----------------------------------------------------------------------------------------------------------------------
Severance and Benefits on     For termination without Cause or by Executive with Good Reason within two (2) years
Termination after Change in   following a Change in Control (as defined in the Employment Agreement), Executive is
Control                       entitled to:
                              o     Severance payment equal to 2.99 times the greater of (i) Executive's salary plus target annual cash incentive payment; or (ii) Executive's salary plus the average of Executive's three (3) immediately prior annual cash incentive payments.
                              o     Medical, dental, vision, disability and life insurance coverages in effect for Executive and dependents until the earlier of three (3) years following termination or commencement of equivalent benefits from a new employer.
                              o     Stock Awards, same as above.
                              o     Tax Gross-Up Payment, if necessary, to offset any excise tax imposed on
                                    Executive for such payments or benefits.
----------------------------------------------------------------------------------------------------------------------
Release; Confidentiality      o     Receipt of severance payments and benefits conditioned upon:
and Non-Solicitation                o  Entry into release of claims; and
                                    o  No disclosure of confidential or proprietary information or solicitation of employees to leave the Company for a period of two (2) years following the termination of the Employment Agreement.
----------------------------------------------------------------------------------------------------------------------

         The foregoing description of the Employment Agreement is qualified in its entirety by reference to the copy of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

1.02.    Termination of a Material Definitive Agreement.

         Upon Mr. Murphy's entry into the new Employment Agreement, dated and effective as of April 26, 2006, each of (i) the employment agreement among Gregory E. Murphy, the Company, and the Company's wholly owned subsidiary, Selective Insurance Company of America ("SICA"), dated August 1, 1995, as amended (the "Prior Employment Agreement"), and (ii) the Termination Agreement among Mr. Murphy, the Company and SICA, dated August 1, 1995, as amended (the "Termination Agreement"), were terminated.

         Under the Prior Employment Agreement, Mr. Murphy received an annual salary of not less than $700,000. If Mr. Murphy was not re-elected to his current position, or was terminated without Cause (as defined in the Prior Employment Agreement), he would have been entitled to receive severance pay equal to his salary and certain benefits in effect at the time of his termination of employment for a period of two (2) years after the date of such termination. If terminated for Cause, Mr. Murphy would have been entitled to receive that portion of his salary earned to the date of his termination and the benefits accrued to him under certain employee benefit plans to the date of such termination, in accordance with the terms of such plans.

         Under the Termination Agreement, in the event of a Change in Control (as defined in the Termination Agreement) of the Company, SICA was to continue to employ Mr. Murphy in the capacity in which he was serving immediately prior to the Change in Control for a period of three (3) years, following such Change in Control, which term would be automatically renewed for successive one-year periods unless prior written notice is given. The Termination Agreement provided that if Mr. Murphy's employment was terminated after a Change in Control occurred, other than (i) due to his death or retirement, (ii) by SICA for Cause or Disability (as defined in the Termination Agreement), or (iii) by him other than for Good Reason (as defined in the Termination Agreement), Mr. Murphy would have been entitled to receive earned but unpaid base salary through the date of termination, as well as any incentive compensation benefits or awards that had accrued, earned, or become payable but which had not been paid, and as severance pay in lieu of any further salary after termination, an amount in cash equal to his "annualized includible compensation for the base period" (as defined in Section 280G(d)(1) of the Internal Revenue Code, multiplied by a factor of 2.99. The Termination Agreement also contains provisions to mitigate the effect of any excise tax imposed on such payments.


Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits

         10.1 Employment Agreement between Selective Insurance Group, Inc. and Gregory E. Murphy, dated as of April 26, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SELECTIVE INSURANCE GROUP, INC.
                               (Registrant)


Date:  April 28, 2006          By:  /s/ Michael H. Lanza
                                   ------------------------------------------
                                     Name:  Michael H. Lanza, Esq.
                                     Title: Senior Vice President, General
                                            Counsel and Corporate Secretary

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
10.1               Employment Agreement between Selective Insurance Group, Inc.
                   and Gregory E. Murphy, dated as of April 26, 2006.